Exhibit 99.2

American Financial Group, Inc.
Investor Supplement - Third Quarter 2014
October 28, 2014
American Financial Group, Inc.
Corporate Headquarters
Great American Insurance Group Tower
301 E Fourth Street
Cincinnati, OH 45202
513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Third Quarter 2014

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Nine Months Ended
	09/30/14	06/30/14	03/31/14	12/31/13	09/30/13	09/30/14	09/30/13

Highlights
Core net operating earnings	$127	$99	$91	$117	$97	$317	$268
Net earnings	116	106	103	158	83	325	313
Total assets	46,552	45,355	42,770	42,087	40,947	46,552	40,947
Adjusted shareholders’ equity (a)	4,300	4,298	4,191	4,109	4,048	4,300	4,048
Property and Casualty net written premiums	1,242	998	755	821	1,067	2,995	2,520
Annuity statutory premiums	809	949	967	1,381	1,167	2,725	2,652

Per share data
Core net operating earnings per share	$1.40	$1.07	$1.00	$1.28	$1.06	$3.47	$2.94
Diluted earnings per share	1.28	1.15	1.13	1.73	0.92	3.56	3.44
Adjusted book value per share (a)	48.59	47.95	46.79	45.90	45.36	48.59	45.36

Cash dividends per common share	0.220	0.220	0.220	1.220	0.195	0.660	0.585

Financial ratios
Annualized core operating return on equity (b)	12.3%	9.6%	9.1%	11.8%	10.0%	10.3%	9.4%
Annualized return on equity (b)	11.1%	10.3%	10.3%	16.0%	8.6%	10.6%	11.0%

Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	67.1%	64.6%	56.9%	62.4%	66.1%	63.6%	61.5%
Underwriting expense ratio	26.7%	32.3%	35.3%	28.9%	27.4%	30.8%	32.9%

Combined ratio - Specialty	93.8%	96.9%	92.2%	91.3%	93.5%	94.4%	94.4%

Net spread on fixed annuities:
Net interest spread	2.77%	2.92%	2.81%	2.86%	2.89%	2.83%	2.97%
Net spread earned:
Before impact of fair value accounting	1.50%	1.64%	1.58%	1.55%	1.50%	1.57%	1.51%
Impact of fair value accounting (c)	(0.02%)	(0.18%)	(0.28%)	0.12%	0.00%	(0.16%)	0.07%

After impact of fair value accounting	1.48%	1.46%	1.30%	1.67%	1.50%	1.41%	1.58%

(a)	Excludes appropriated retained earnings and unrealized gains related to fixed maturity investments.
(b)	Excludes appropriated retained earnings and accumulated other comprehensive income.
(c)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/14	06/30/14	03/31/14	12/31/13	09/30/13	09/30/14	09/30/13
Property and Casualty Insurance
Underwriting profit	$70	$29	$58	$75	$62	$157	$124
Net investment income	76	76	67	67	65	219	196
Other expense	(16)	(8)	(17)	(11)	(14)	(41)	(29)

Property and Casualty Insurance operating earnings	130	97	108	131	113	335	291

Annuity earnings	86	84	73	92	78	243	236
Run-off Long-Term Care and Life losses	1	(2)	(2)	(3)	(4)	(3)	(7)
Interest expense of parent holding companies	(17)	(16)	(17)	(17)	(17)	(50)	(51)
Other expense	(13)	(21)	(24)	(28)	(22)	(58)	(72)

Pre-tax core operating earnings	187	142	138	175	148	467	397

Income tax expense	60	43	47	58	51	150	129

Core net operating earnings	127	99	91	117	97	317	268

Non-core items, net of tax:
Realized gains	8	7	12	41	35	27	97
Significant A&E charges:
Property and Casualty Insurance run-off operations	(15)	—	—	—	(35)	(15)	(35)
Former Railroad and Manufacturing operations	(4)	—	—	—	(14)	(4)	(14)
ELNY guaranty fund assessments charge (a)	—	—	—	—	—	—	(3)

Net earnings	$116	$106	$103	$158	$83	$325	$313

(a)	The ELNY guaranty fund assessments charge represent guaranty fund assessments in connection with the insolvency and liquidation of Executive Life Insurance Company of New York, an unaffiliated life insurance company.

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Nine Months Ended
	09/30/14	06/30/14	03/31/14	12/31/13	09/30/13	09/30/14	09/30/13

Core net operating earnings	$127	$99	$91	$117	$97	$317	$268

Net earnings	$116	$106	$103	$158	$83	$325	$313

Average number of diluted shares	90.873	91.593	91.621	91.438	91.014	91.360	91.176

Diluted earnings per share:
Core net operating earnings per share	$1.40	$1.07	$1.00	$1.28	$1.06	$3.47	$2.94

Realized gains	0.09	0.08	0.13	0.45	0.40	0.30	1.08
Significant A&E charges:
Property and Casualty Insurance run-off operations	(0.17)	—	—	—	(0.39)	(0.17)	(0.39)
Former Railroad and Manufacturing operations	(0.04)	—	—	—	(0.15)	(0.04)	(0.15)
ELNY guaranty fund assessments charge (a)	—	—	—	—	—	—	(0.04)

Diluted earnings per share	$1.28	$1.15	$1.13	$1.73	$0.92	$3.56	$3.44

(a)	The ELNY guaranty fund assessments charge represent guaranty fund assessments in connection with the insolvency and liquidation of Executive Life Insurance Company of New York, an unaffiliated life insurance company.

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/14	06/30/14	03/31/14	12/31/13	09/30/13	09/30/14	09/30/13

Property and Transportation	$11	$(18)	$6	$17	$16	$(1)	$(5)
Specialty Casualty	32	30	38	32	19	100	70
Specialty Financial	21	15	10	17	22	46	50
Other Specialty	6	2	5	9	5	13	16

Underwriting profit - Specialty	70	29	59	75	62	158	131

Other charges, included in loss and LAE	—	—	1	—	—	1	7

Underwriting profit - Core	70	29	58	75	62	157	124

Special A&E charges, included in loss and LAE	(24)	—	—	—	(54)	(24)	(54)

Underwriting profit - Property and Casualty Insurance	$46	$29	$58	$75	$8	$133	$70

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$(1)	$—	$—
Catastrophe loss	3	10	12	1	2	25	30

Total current accident year catastrophe losses	$3	$10	$12	$1	$1	$25	$30

Prior year loss reserve development (favorable) / adverse	$13	$14	$(31)	$(5)	$40	$(4)	$(10)

Combined ratio:
Property and Transportation	97.8%	105.5%	98.1%	95.8%	97.1%	100.1%	100.4%
Specialty Casualty	93.3%	93.6%	87.8%	89.7%	93.4%	92.1%	91.5%
Specialty Financial	81.6%	87.6%	91.0%	85.2%	82.3%	86.7%	85.8%
Other Specialty	78.0%	89.0%	79.9%	60.4%	70.7%	82.1%	71.9%
Combined ratio - Specialty	93.8%	96.9%	92.2%	91.3%	93.5%	94.4%	94.4%

Other core charges	0.1%	0.0%	0.0%	0.1%	(0.1%)	0.0%	0.3%
Special A&E charges	2.1%	0.0%	0.0%	0.0%	5.7%	0.8%	2.3%

Combined ratio	96.0%	96.9%	92.2%	91.4%	99.1%	95.2%	97.0%

Combined ratio excl. catastrophe and prior year development	94.5%	94.4%	94.8%	91.7%	94.8%	94.5%	96.2%

Loss and LAE components - property and casualty insurance
Current accident year, excluding catastrophe loss	67.8%	62.1%	59.4%	62.8%	67.4%	63.7%	63.3%
Prior accident year loss reserve development	1.2%	1.4%	(4.1%)	(0.4%)	4.2%	(0.2%)	(0.5%)
Current accident year catastrophe loss	0.3%	1.1%	1.6%	0.1%	0.1%	0.9%	1.3%

Loss and LAE ratio	69.3%	64.6%	56.9%	62.5%	71.7%	64.4%	64.1%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/14	06/30/14	03/31/14	12/31/13	09/30/13	09/30/14	09/30/13

Gross written premiums	$1,859	$1,291	$1,024	$1,071	$1,768	$4,174	$3,734
Ceded reinsurance premiums	(617)	(293)	(269)	(250)	(701)	(1,179)	(1,214)

Net written premiums	1,242	998	755	821	1,067	2,995	2,520
Change in unearned premiums	(110)	(67)	(1)	38	(118)	(178)	(175)

Net earned premiums	1,132	931	754	859	949	2,817	2,345

Loss and LAE	760	602	428	537	626	1,790	1,442
Underwriting expense	302	300	267	247	261	869	772

Underwriting profit	$70	$29	$59	$75	$62	$158	$131

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$(1)	$—	$—
Catastrophe loss	3	10	12	1	2	25	30

Total current accident year catastrophe losses	$3	$10	$12	$1	$1	$25	$30

Prior year loss reserve development (favorable) / adverse	$(11)	$14	$(32)	$(5)	$(13)	$(29)	$(70)

Combined ratio:
Loss and LAE ratio	67.1%	64.6%	56.9%	62.4%	66.1%	63.6%	61.5%
Underwriting expense ratio	26.7%	32.3%	35.3%	28.9%	27.4%	30.8%	32.9%

Combined ratio	93.8%	96.9%	92.2%	91.3%	93.5%	94.4%	94.4%

Combined ratio excl. catastrophe and prior year development	94.5%	94.4%	94.8%	91.7%	94.8%	94.5%	96.2%

Loss and LAE components:
Current accident year, excluding catastrophe loss	67.8%	62.1%	59.5%	62.8%	67.4%	63.7%	63.3%
Prior accident year loss reserve development	(1.0%)	1.4%	(4.2%)	(0.5%)	(1.4%)	(1.0%)	(3.1%)
Current accident year catastrophe loss	0.3%	1.1%	1.6%	0.1%	0.1%	0.9%	1.3%

Loss and LAE ratio	67.1%	64.6%	56.9%	62.4%	66.1%	63.6%	61.5%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/14	06/30/14	03/31/14	12/31/13	09/30/13	09/30/14	09/30/13

Gross written premiums	$995	$489	$376	$447	$1,147	$1,860	$1,945
Ceded reinsurance premiums	(439)	(136)	(92)	(98)	(553)	(667)	(747)

Net written premiums	556	353	284	349	594	1,193	1,198
Change in unearned premiums	(52)	(29)	17	61	(77)	(64)	(87)

Net earned premiums	504	324	301	410	517	1,129	1,111

Loss and LAE	407	248	201	307	407	856	835
Underwriting expense	86	94	94	86	94	274	281

Underwriting profit (loss)	$11	$(18)	$6	$17	$16	$(1)	$(5)

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$(1)	$—	$—
Catastrophe loss	1	8	9	—	—	18	27

Total current accident year catastrophe losses	$1	$8	$9	$—	$(1)	$18	$27

Prior year loss reserve development (favorable) / adverse	$(5)	$22	$(4)	$3	$(1)	$13	$(4)

Combined ratio:
Loss and LAE ratio	80.7%	76.4%	67.0%	74.9%	78.8%	75.8%	75.1%
Underwriting expense ratio	17.1%	29.1%	31.1%	20.9%	18.3%	24.3%	25.3%

Combined ratio	97.8%	105.5%	98.1%	95.8%	97.1%	100.1%	100.4%

Combined ratio excl. catastrophe and prior year development	98.5%	96.2%	96.4%	95.0%	97.4%	97.3%	98.4%

Loss and LAE components:
Current accident year, excluding catastrophe loss	81.4%	67.1%	65.3%	74.1%	79.1%	73.0%	73.1%
Prior accident year loss reserve development	(0.9%)	6.6%	(1.1%)	0.8%	(0.2%)	1.2%	(0.4%)
Current accident year catastrophe loss	0.2%	2.7%	2.8%	0.0%	(0.1%)	1.6%	2.4%

Loss and LAE ratio	80.7%	76.4%	67.0%	74.9%	78.8%	75.8%	75.1%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/14	06/30/14	03/31/14	12/31/13	09/30/13	09/30/14	09/30/13

Gross written premiums	$707	$655	$507	$459	$461	$1,869	$1,331
Ceded reinsurance premiums	(171)	(156)	(176)	(138)	(136)	(503)	(428)

Net written premiums	536	499	331	321	325	1,366	903
Change in unearned premiums	(50)	(32)	(18)	(11)	(36)	(100)	(78)

Net earned premiums	486	467	313	310	289	1,266	825

Loss and LAE	310	300	172	183	174	782	470
Underwriting expense	144	137	103	95	96	384	285

Underwriting profit	$32	$30	$38	$32	$19	$100	$70

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	1	1	1	—	1	3	1

Total current accident year catastrophe losses	$1	$1	$1	$—	$1	$3	$1

Prior year loss reserve development (favorable) / adverse	$7	$(4)	$(24)	$2	$(4)	$(21)	$(42)

Combined ratio:
Loss and LAE ratio	63.7%	64.3%	55.0%	59.0%	60.3%	61.8%	57.1%
Underwriting expense ratio	29.6%	29.3%	32.8%	30.7%	33.1%	30.3%	34.4%

Combined ratio	93.3%	93.6%	87.8%	89.7%	93.4%	92.1%	91.5%

Combined ratio excl. catastrophe and prior year development	91.6%	94.3%	95.1%	89.2%	94.5%	93.5%	96.4%

Loss and LAE components:
Current accident year, excluding catastrophe loss	62.0%	65.0%	62.3%	58.5%	61.4%	63.2%	62.0%
Prior accident year loss reserve development	1.3%	(0.8%)	(7.7%)	0.5%	(1.2%)	(1.7%)	(5.0%)
Current accident year catastrophe loss	0.4%	0.1%	0.4%	0.0%	0.1%	0.3%	0.1%

Loss and LAE ratio	63.7%	64.3%	55.0%	59.0%	60.3%	61.8%	57.1%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/14	06/30/14	03/31/14	12/31/13	09/30/13	09/30/14	09/30/13

Gross written premiums	$157	$147	$141	$164	$160	$445	$458
Ceded reinsurance premiums	(36)	(27)	(25)	(32)	(36)	(88)	(104)

Net written premiums	121	120	116	132	124	357	354
Change in unearned premiums	(6)	(4)	1	(13)	(3)	(9)	(4)

Net earned premiums	115	116	117	119	121	348	350

Loss and LAE	32	40	45	42	37	117	116
Underwriting expense	62	61	62	60	62	185	184

Underwriting profit	$21	$15	$10	$17	$22	$46	$50

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	—	1	2	1	1	3	2

Total current accident year catastrophe losses	$—	$1	$2	$1	$1	$3	$2

Prior year loss reserve development (favorable) / adverse	$(10)	$(2)	$(1)	$(4)	$(4)	$(13)	$(10)

Combined ratio:
Loss and LAE ratio	27.7%	35.3%	37.9%	34.2%	31.2%	33.6%	33.3%
Underwriting expense ratio	53.9%	52.3%	53.1%	51.0%	51.1%	53.1%	52.5%

Combined ratio	81.6%	87.6%	91.0%	85.2%	82.3%	86.7%	85.8%

Combined ratio excl. catastrophe and prior year development	90.3%	88.6%	90.2%	87.7%	84.8%	89.7%	88.1%

Loss and LAE components:
Current accident year, excluding catastrophe loss	36.4%	36.3%	37.1%	36.7%	33.7%	36.6%	35.6%
Prior accident year loss reserve development	(9.0%)	(1.8%)	(0.7%)	(3.2%)	(3.2%)	(3.9%)	(2.9%)
Current accident year catastrophe loss	0.3%	0.8%	1.5%	0.7%	0.7%	0.9%	0.6%

Loss and LAE ratio	27.7%	35.3%	37.9%	34.2%	31.2%	33.6%	33.3%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/14	06/30/14	03/31/14	12/31/13	09/30/13	09/30/14	09/30/13

Gross written premiums	$—	$—	$—	$1	$—	$—	$—
Ceded reinsurance premiums	29	26	24	18	24	79	65

Net written premiums	29	26	24	19	24	79	65
Change in unearned premiums	(2)	(2)	(1)	1	(2)	(5)	(6)

Net earned premiums	27	24	23	20	22	74	59

Loss and LAE	11	14	10	5	8	35	21
Underwriting expense	10	8	8	6	9	26	22

Underwriting profit	$6	$2	$5	$9	$5	$13	$16

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	1	—	—	—	—	1	—

Total current accident year catastrophe losses	$1	$—	$—	$—	$—	$1	$—

Prior year loss reserve development (favorable) / adverse	$(3)	$(2)	$(3)	$(6)	$(4)	$(8)	$(14)

Combined ratio:
Loss and LAE ratio	43.4%	53.2%	45.8%	28.3%	35.0%	47.3%	34.6%
Underwriting expense ratio	34.6%	35.8%	34.1%	32.1%	35.7%	34.8%	37.3%

Combined ratio	78.0%	89.0%	79.9%	60.4%	70.7%	82.1%	71.9%

Combined ratio excl. catastrophe and prior year development	85.6%	97.1%	91.4%	87.5%	90.1%	91.1%	95.8%

American Financial Group, Inc. Annuity Earnings (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/14	06/30/14	03/31/14	12/31/13	09/30/13	09/30/14	09/30/13

Net investment income	$287	$289	$275	$270	$259	$851	$764
Guaranteed withdrawal benefit fees	9	8	8	7	7	25	18
Policy charges and other miscellaneous income	11	11	10	14	10	32	28

Total revenues	307	308	293	291	276	908	810

Annuity benefits expense	157	166	168	137	140	491	394
Acquisition expenses	41	37	31	35	35	109	114
Other expenses	23	21	21	27	23	65	66

Total costs and expenses	221	224	220	199	198	665	574

Core Annuity earnings before income taxes	86	84	73	92	78	243	236

ELNY guaranty fund assessments charge before income tax (a)	—	—	—	—	—	—	(5)

Annuity earnings before income taxes	$86	$84	$73	$92	$78	$243	$231

Detail of core Annuity earnings before income taxes
Core earnings before income taxes and impact of fair value accounting	$87	$94	$88	$86	$78	$269	$227
Impact of fair value accounting (b)	(1)	(10)	(15)	6	—	(26)	9

Core Annuity earnings before income taxes	$86	$84	$73	$92	$78	$243	$236

(a)	The ELNY guaranty fund assessments charge represent guaranty fund assessments in connection with the insolvency and liquidation of Executive Life Insurance Company of New York, an unaffiliated life insurance company.
(b)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc. Detail of Annuity Benefits Expense (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/14	06/30/14	03/31/14	12/31/13	09/30/13	09/30/14	09/30/13

Detail of annuity benefits expense:
Interest credited - fixed	$126	$123	$121	$118	$113	$370	$333
Interest credited - fixed component of variable annuities	2	2	1	1	2	5	5
Change in expected death and annuitization reserve	5	5	4	5	4	14	14
Amortization of sales inducements	7	6	7	7	8	20	23
Guaranteed withdrawal benefit reserve	12	10	8	10	10	30	28
Change in other benefit reserves	3	5	3	1	2	11	6
Unlockings	—	—	—	6	—	—	—

Subtotal before impact of fair value accounting	155	151	144	148	139	450	409

Embedded derivative mark-to-market	21	78	54	74	33	153	110
Equity option mark-to-market	(19)	(63)	(30)	(85)	(32)	(112)	(125)

Subtotal impact of fair value accounting	2	15	24	(11)	1	41	(15)

Total annuity benefits expense	$157	$166	$168	$137	$140	$491	$394

American Financial Group, Inc. Net Spread on Fixed Annuities (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/14	06/30/14	03/31/14	12/31/13	09/30/13	09/30/14	09/30/13

Average fixed annuity investments (at amortized cost)	$22,730	$22,098	$21,402	$20,524	$19,519	$22,077	$18,693
Average annuity benefits accumulated	22,475	21,829	21,066	20,092	19,035	21,790	18,231

Investments in excess of annuity benefits accumulated	$255	$269	$336	$432	$484	$287	$462

As % of average annuity benefits accumulated (except as noted)
Net investment income (as % of investments)	5.01%	5.18%	5.10%	5.21%	5.27%	5.09%	5.40%
Interest credited	(2.24%)	(2.26%)	(2.29%)	(2.35%)	(2.38%)	(2.26%)	(2.43%)

Net interest spread on fixed annuities	2.77%	2.92%	2.81%	2.86%	2.89%	2.83%	2.97%

Policy charges and other miscellaneous income	0.14%	0.14%	0.13%	0.22%	0.15%	0.13%	0.14%
Other annuity benefit expenses, net	(0.33%)	(0.33%)	(0.27%)	(0.31%)	(0.38%)	(0.30%)	(0.39%)
Acquisition expenses	(0.69%)	(0.64%)	(0.55%)	(0.75%)	(0.72%)	(0.63%)	(0.80%)
Other expenses	(0.37%)	(0.36%)	(0.37%)	(0.53%)	(0.44%)	(0.37%)	(0.45%)
Change in fair value of derivatives	(0.04%)	(0.27%)	(0.45%)	0.22%	0.00%	(0.25%)	0.11%
Unlockings	0.00%	0.00%	0.00%	(0.04%)	0.00%	0.00%	0.00%

Net spread earned on fixed annuities - core	1.48%	1.46%	1.30%	1.67%	1.50%	1.41%	1.58%

Average annuity benefits accumulated	$22,475	$21,829	$21,066	$20,092	$19,035	$21,790	$18,231
Net spread earned on fixed annuities	1.48%	1.46%	1.30%	1.67%	1.50%	1.41%	1.58%

Earnings on fixed annuity benefits accumulated	$83	$80	$68	$84	$72	$231	$216

Investments in excess of annuity benefits accumulated	$255	$269	$336	$432	$484	$287	$462
Net investment income (as % of investments)	5.01%	5.18%	5.10%	5.21%	5.27%	5.09%	5.40%

Earnings on investments in excess of annuity benefits accumulated	$3	$3	$5	$6	$6	$11	$18

Variable annuity earnings	—	1	—	2	—	1	2

Earnings before income taxes - core	$86	$84	$73	$92	$78	$243	$236

Detail of net spread earned on fixed annuities - core
Net spread earned core - before impact of fair value accounting	1.50%	1.64%	1.58%	1.55%	1.50%	1.57%	1.51%
Impact of fair value accounting (a)	(0.02%)	(0.18%)	(0.28%)	0.12%	0.00%	(0.16%)	0.07%

Net spread earned core - after impact of fair value accounting	1.48%	1.46%	1.30%	1.67%	1.50%	1.41%	1.58%

(a)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group Annuity Premiums (Statutory) ($ in millions)

	Three Months Ended					Nine months ended
	09/30/14	06/30/14	03/31/14	12/31/13	09/30/13	09/30/14	09/30/13

Retail single premium annuities - indexed	$339	$403	$386	$565	$509	$1,128	$1,314
Retail single premium annuities - fixed	18	25	39	53	48	82	112
Financial institutions single premium annuities - indexed	333	364	366	498	352	1,063	604
Financial institutions single premium annuities - fixed	62	95	114	201	198	271	427
Education market - 403(b) fixed and indexed annuities	46	49	50	51	49	145	156

Subtotal fixed annuity premiums	798	936	955	1,368	1,156	2,689	2,613

Variable annuities	11	13	12	13	11	36	39

Total annuity premiums	$809	$949	$967	$1,381	$1,167	$2,725	$2,652

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/14	06/30/14	03/31/14	12/31/13	09/30/13	09/30/14	09/30/13

Beginning fixed annuity reserves	$22,205	$21,453	$20,679	$19,505	$18,564	$20,679	$17,274
Premiums	798	936	955	1,368	1,156	2,689	2,613
Federal Home Loan Bank advances	—	—	—	—	—	—	200
Surrenders, benefits and other withdrawals	(426)	(408)	(375)	(408)	(381)	(1,209)	(1,085)
Interest and other annuity benefit expenses:
Interest credited	126	123	121	118	113	370	333
Embedded derivative mark-to-market	21	78	54	74	33	153	110
Change in other benefit reserves	21	23	19	18	20	63	60
Unlockings	—	—	—	4	—	—	—

Ending fixed annuity reserves	$22,745	$22,205	$21,453	$20,679	$19,505	$22,745	$19,505

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$22,745	$22,205	$21,453	$20,679	$19,505	$22,745	$19,505
Impact of unrealized investment gains on reserves	107	117	97	71	84	107	84
Fixed component of variable annuities	192	194	194	194	196	192	196

Annuity benefits accumulated per balance sheet	$23,044	$22,516	$21,744	$20,944	$19,785	$23,044	$19,785

Annualized surrenders and other withdrawals as a % of beginning reserves	7.7%	7.6%	7.3%	8.4%	8.2%	7.8%	8.4%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	09/30/14	06/30/14	03/31/14	12/31/13	09/30/13	06/30/13
Assets:
Total cash and investments	$35,151	$34,843	$32,727	$31,313	$29,921	$29,262
Recoverables from reinsurers	3,134	3,107	2,969	3,157	3,138	3,044
Prepaid reinsurance premiums	587	489	438	408	662	520
Agents’ balances and premiums receivable	901	902	735	739	801	754
Deferred policy acquisition costs	858	806	890	975	867	818
Assets of managed investment entities	2,946	2,799	2,723	2,888	2,779	2,973
Other receivables	1,140	527	524	854	1,078	422
Variable annuity assets (separate accounts)	649	681	666	665	629	608
Other assets	985	1,001	913	903	887	828
Goodwill	201	200	185	185	185	185

Total assets	$46,552	$45,355	$42,770	$42,087	$40,947	$39,414

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$7,645	$7,370	$6,134	$6,410	$6,441	$6,098
Unearned premiums	2,114	1,911	1,788	1,757	2,047	1,789
Annuity benefits accumulated	23,044	22,516	21,744	20,944	19,785	18,848
Life, accident and health reserves	2,098	2,082	2,039	2,008	2,011	2,017
Payable to reinsurers	673	445	400	508	601	367
Liabilities of managed investment entities	2,625	2,499	2,413	2,567	2,429	2,603
Long-term debt	1,062	912	913	913	913	949
Variable annuity liabilities (separate accounts)	649	681	666	665	629	608
Other liabilities	1,564	1,781	1,700	1,546	1,381	1,497

Total liabilities	$41,474	$40,197	$37,797	$37,318	$36,237	$34,776

Shareholders’ equity:
Common stock	$88	$90	$90	$90	$89	$89
Capital surplus	1,150	1,152	1,138	1,123	1,109	1,088
Appropriated retained earnings	2	31	49	49	45	33
Unappropriated retained earnings	2,946	2,913	2,842	2,777	2,729	2,664
Unrealized gains - fixed maturities	602	656	556	441	449	462
Unrealized gains - equities	124	149	129	121	119	138
Other comprehensive income, net of tax	(8)	(6)	(8)	(2)	2	(1)

Total shareholders’ equity	4,904	4,985	4,796	4,599	4,542	4,473

Noncontrolling interests	174	173	177	170	168	165

Total liabilities and equity	$46,552	$45,355	$42,770	$42,087	$40,947	$39,414

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	09/30/14	06/30/14	03/31/14	12/31/13	09/30/13	06/30/13

Shareholders’ equity	$4,904	$4,985	$4,796	$4,599	$4,542	$4,473
Appropriated retained earnings	(2)	(31)	(49)	(49)	(45)	(33)

Shareholders’ equity, excluding appropriated retained earnings	4,902	4,954	4,747	4,550	4,497	4,440
Unrealized (gains) on fixed maturities	(602)	(656)	(556)	(441)	(449)	(462)

Adjusted shareholders’ equity	4,300	4,298	4,191	4,109	4,048	3,978
Goodwill	(201)	(200)	(185)	(185)	(185)	(185)
Intangibles	(63)	(66)	(27)	(22)	(26)	(29)

Tangible adjusted shareholders’ equity	$4,036	$4,032	$3,979	$3,902	$3,837	$3,764

Common shares outstanding	88.491	89.618	89.589	89.513	89.224	88.821

Book value per share:
Excluding appropriated retained earnings (a)	$55.39	$55.27	$52.99	$50.83	$50.40	$49.98
Adjusted (b)	48.59	47.95	46.79	45.90	45.36	44.78
Tangible, adjusted (c)	45.61	44.99	44.42	43.59	43.00	42.38

Market capitalization

AFG’s closing common share price	$57.89	$59.56	$57.71	$57.72	$54.06	$48.91

Market capitalization	$5,123	$5,338	$5,170	$5,167	$4,823	$4,344

Price / Adjusted book value ratio	1.19	1.24	1.23	1.26	1.19	1.09

(a)	Excludes appropriated retained earnings.
(b)	Excludes appropriated retained earnings and unrealized gains related to fixed maturity investments.
(c)	Excludes appropriated retained earnings, unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	09/30/14	06/30/14	03/31/14	12/31/13	09/30/13	06/30/13

AFG senior obligations	$840	$840	$840	$840	$840	$840
Borrowings drawn under credit facility	—	—	—	—	—	—
Obligations of subsidiaries - other	12	12	12	12	12	27

Debt excluding subordinated debt & debt secured by real estate	$852	$852	$852	$852	$852	$867

AFG subordinated debentures	150	—	—	—	—	—
Obligations of subsidiaries - secured by real estate	60	60	61	61	61	62
Payable to subsidiary trusts - subordinated	—	—	—	—	—	20

Total Long-term debt	$1,062	$912	$913	$913	$913	$949

Shareholders’ equity	4,904	4,985	4,796	4,599	4,542	4,473
Noncontrolling interests	174	173	177	170	168	165
Less:
Appropriated retained earnings	(2)	(31)	(49)	(49)	(45)	(33)
Unrealized gains related to fixed maturity investments	(602)	(656)	(556)	(441)	(449)	(462)

Total adjusted capital	$5,536	$5,383	$5,281	$5,192	$5,129	$5,092

Less:
Obligations of subsidiaries - secured by real estate	(60)	(60)	(61)	(61)	(61)	(62)

Total adjusted capital excluding obligations secured by real estate	$5,476	$5,323	$5,220	$5,131	$5,068	$5,030

Ratio of debt to total adjusted capital:
Including subordinated debt & debt secured by real estate	19.2%	16.9%	17.3%	17.6%	17.8%	18.6%
Excluding subordinated debt & debt secured by real estate	15.6%	16.0%	16.3%	16.6%	16.8%	17.2%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Nine months ended
	09/30/14	06/30/14	03/31/14	12/31/13	09/30/13	09/30/14	09/30/13
Property and Casualty Insurance

Paid Losses (GAAP)	$528	$530	$510	$577	$417	$1,568	$1,294

	09/30/14	06/30/14	03/31/14	12/31/13	09/30/13	6/30/2013
Statutory Surplus

Property and Casualty Insurance	$2,206	$2,227	$1,981	$1,896	$2,133	$2,096

AFG’s principal annuity subsidiaries (total adjusted capital)	$1,818	$1,751	$1,688	$1,661	$1,590	$1,517

Allowable dividends without regulatory approval

Property and Casualty Insurance	$335	$335	$335	$335	$237	$237
Annuity and Run-off	275	275	275	275	158	158

Total	$610	$610	$610	$610	$395	$395

American Financial Group, Inc. Total Cash and Investments and Quarterly Net Investment Income September 30, 2014 ($ in millions)

	Carrying Value
	Property and Casualty Insurance	Annuity and Run-off	Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$657	$260	$393	$—	$1,310	4%
Fixed maturities - Available for sale	6,241	23,712	12	—	29,965	85%
Fixed maturities - Trading	214	128	—	—	342	1%
Equity securities	1,008	423	43	—	1,474	4%
Policy loans	—	230	—	—	230	1%
Mortgage loans	213	851	—	—	1,064	3%
Real estate and other investments	351	723	10	(318)	766	2%

Total cash and investments	$8,684	$26,327	$458	$(318)	$35,151	100%

	Property and Casualty Insurance	Annuity and Run-off	Other	Consolidate CLOs	Total AFG Consolidated
Total quarterly net investment income:
Fixed maturities - Available for sale	$59	$280	$—	$—	$339
Fixed maturities - Trading	1	2	—	—	3
Equity securities	11	5	—	—	16
Equity in investees	1	1	—	—	2
Other investments	6	20	—	(6)	20

Gross investment income	78	308	—	(6)	380

Investment expenses	(2)	(1)	—	—	(3)

Total net investment income	$76	$307	$—	$(6)	$377

	Equity Securities
	Cost	Fair Value	Unrealized Gain (Loss)

Annuity and Run-off	$384	$423	$39
Property and Casualty Insurance	852	1,008	156
Other	43	43	—

Total AFG consolidated	$1,279	$1,474	$195

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated September 30, 2014 ($ in millions)

	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$392	$397	$5	1%	1%
States, municipalities and political subdivisions	6,132	6,399	267	21%	18%
Foreign government	334	343	9	1%	1%
Residential mortgage-backed securities	4,198	4,598	400	15%	13%
Commercial mortgage-backed securities	2,333	2,496	163	8%	7%
Asset-backed securities	3,604	3,621	17	12%	10%
Corporate bonds
Manufacturing	2,303	2,431	128	8%	7%
Banks, lending and credit institutions	2,516	2,637	121	9%	8%
Gas and electric services	1,308	1,430	122	5%	4%
Insurance and insurance related	839	901	62	3%	3%
Other corporate	4,792	5,054	262	17%	14%

Total AFG consolidated	$28,751	$30,307	$1,556	100%	86%

Annuity and Run-off	$22,496	$23,840	$1,344	79%	68%
Property and Casualty Insurance	6,254	6,455	201	21%	18%
Other	1	12	11	0%	0%

Total AFG consolidated	$28,751	$30,307	$1,556	100%	86%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.87%
Net of investment expense (a)	4.84%

Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc. Fixed Maturities - By Security Type Portfolio September 30, 2014 ($ in millions)

	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Annuity and Run-off:
US Government and government agencies	$90	$91	$1	0%
States, municipalities and political subdivisions	3,574	3,747	173	17%
Foreign government	17	19	2	0%
Residential mortgage-backed securities	3,234	3,567	333	15%
Commercial mortgage-backed securities	2,088	2,241	153	9%
Asset-backed securities	2,638	2,656	18	11%
Corporate debt	10,855	11,519	664	48%

Total Annuity and Run-off	$22,496	$23,840	$1,344	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	5.09%
Net of investment expense (a)	5.07%

Approximate average life and duration:
Approximate average life	7 years
Approximate duration	5 years

	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Property and Casualty Insurance:
US Government and government agencies	$302	$306	$4	5%
States, municipalities and political subdivisions	2,558	2,652	94	41%
Foreign government	317	324	7	5%
Residential mortgage-backed securities	963	1,019	56	16%
Commercial mortgage-backed securities	245	255	10	4%
Asset-backed securities	966	965	(1)	15%
Corporate debt	903	934	31	14%

Property and Casualty Insurance	$6,254	$6,455	$201	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.05%
Net of investment expense (a)	3.95%
Tax equivalent, net of investment expense (b)	4.61%

Approximate average life and duration:
Approximate average life	4.5 years
Approximate duration	3.5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.

American Financial Group, Inc. Fixed Maturities - Credit Rating and NAIC Designation September 30, 2014 ($ in millions)

	GAAP Data
By Credit Rating	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$6,542	$6,766	$224	22%
AA	5,857	6,081	224	20%
A	7,443	7,847	404	26%
BBB	5,153	5,480	327	18%

Subtotal - Investment grade	24,995	26,174	1,179	86%

BB	751	787	36	3%
B	460	477	17	2%
Other	2,545	2,869	324	9%

Total	$28,751	$30,307	$1,556	100%

If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.

	Statutory Data
By NAIC Designation	Carrying Value	% of Carrying Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)
NAIC 1	$22,332	79%	$22,333	$23,561	$1,228
NAIC 2	5,236	18%	5,236	5,558	322

	27,568	97%	27,569	29,119	1,550

NAIC 3	540	2%	540	562	22
NAIC 4	220	1%	220	231	11
NAIC 5	33	0%	33	40	7
NAIC 6	56	0%	60	79	19

Total	$28,417	100%	$28,422	$30,031	$1,609

American Financial Group, Inc. Mortgage-Backed Securities - AFG Consolidated September 30, 2014 ($ in millions)

By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$326	$334	$8	5%	1%
Prime (Non-Agency)	2,000	2,215	215	31%	6%
Alt-A	972	1,081	109	15%	3%
Subprime	900	968	68	14%	3%

Subtotal - Residential	4,198	4,598	400	65%	13%
Commercial	2,333	2,496	163	35%	7%

Total AFG consolidated	$6,531	$7,094	$563	100%	20%

Annuity and Run-off	$5,322	$5,808	$486	82%	16%
Property and Casualty Insurance	1,208	1,274	66	18%	4%
Other	1	12	11	0%	0%

Total AFG consolidated	$6,531	$7,094	$563	100%	20%

•	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.

•	The average amortized cost as a percent of par is - Prime 84%; Alt-A 78%; Subprime 86%; CMBS 99%.

•	The average FICO score of our residential MBS securities is - Prime 740; Alt-A 712; Subprime 639.

•	99.7% of our Commercial MBS portfolio is investment-grade rated (85% AAA) and the average subordination for this group assets is 39%.

•	The approximate average life by collateral type is - Residential 5 years; Commercial 4 years.

American Financial Group, Inc. Mortgage-Backed Securities Portfolio September 30, 2014 ($ in millions)

Annuity and Run-off: By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$133	$139	$6	2%	1%
Prime (Non-Agency)	1,772	1,959	187	34%	7%
Alt-A	724	812	88	14%	3%
Subprime	605	657	52	11%	2%

Subtotal - Residential	3,234	3,567	333	61%	13%
Commercial	2,088	2,241	153	39%	9%

Total Annuity and Run-off	$5,322	$5,808	$486	100%	22%

Property and Casualty Insurance: By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$193	$195	$2	15%	2%
Prime (Non-Agency)	227	244	17	19%	3%
Alt-A	248	269	21	21%	3%
Subprime	295	311	16	25%	4%

Subtotal - Residential	963	1,019	56	80%	12%
Commercial	245	255	10	20%	3%

Total Property and Casualty Insurance	$1,208	$1,274	$66	100%	15%

American Financial Group, Inc. Mortgage-Backed Securities - Credit Rating and NAIC Designation September 30, 2014 ($ in millions)

	GAAP data
By Credit Rating	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$2,840	$3,004	$164	42%
AA	345	363	18	5%
A	510	539	29	8%
BBB	228	248	20	3%

Subtotal - investment grade	3,923	4,154	231	58%

BB	337	350	13	5%
B	396	411	15	6%
Other	1,875	2,179	304	31%

Total	$6,531	$7,094	$563	100%

If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.

	Statutory data
By NAIC Designation	Carrying Value	% of Carrying Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)
NAIC 1	$6,140	95%	$6,141	$6,755	$614
NAIC 2	122	2%	122	124	2

	6,262	97%	6,263	6,879	616

NAIC 3	44	1%	44	47	3
NAIC 4	106	2%	106	114	8
NAIC 5	4	0%	4	11	7
NAIC 6	25	0%	26	42	16

Total	$6,441	100%	$6,443	$7,093	$650